UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026 (February 11, 2026)

LIVERAMP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38669	83-1269307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Bush Street, Seventeenth Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 987-6764

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.10 Par Value	RAMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2026, LiveRamp Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) disclosing that Kristi Argyilan had been appointed to serve as a member of the Board of Directors (the “Board”), effective immediately. Ms. Argyilan was appointed to the class of directors whose term expires at the 2027 annual meeting of stockholders. Committee assignments for Ms. Argyilan were not determined as of the filing of the Initial Report. On May 13, 2026, the Board appointed Ms. Argyilan to serve as a member of the Governance/Nominating Committee of the Board.

As previously reported, on March 18, 2026, Brian O’Kelley, who served as a director of the Company since 2023, resigned from the Board. Mr. O’Kelley served as a member of the class of directors whose term expires at the 2028 annual meeting of stockholders. On May 13, 2026, the Board approved a reduction in the size of the Board from eight (8) directors to seven (7) directors to eliminate the vacancy resulting from Mr. O’Kelley’s resignation. The Board also completed a process to rebalance the membership of the Board so as to maintain the number of directors in each class of directors serving on the Board as nearly equal as possible, determining that one member of the Board should be redesignated from the class of directors whose term expires at the Company’s 2027 annual meeting of stockholders to the class of directors whose term expires at the Company’s 2028 annual meeting of stockholders. Accordingly, effective May 13, 2026, the Board, with the agreement of Ms. Argyilan, redesignated her as a member of the class of directors whose term expires at the 2028 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVERAMP HOLDINGS, INC.

By:	/s/ Jerry C. Jones
Jerry C. Jones
EVP, Chief Ethics and Legal Officer and Secretary

Date: May 13, 2026